Independent Auditors'
Report


To the Shareholders and
Board of Trustees of
Smith Barney Income Funds:

In planning and performing .
our audit of the financial
statements of the Smith
Barney Premium Total Return
Fund of Smith Barney Income
Funds (the "Fund") for the
year ended December 31, 2001,
 we considered its internal
control, including control
activities for safeguarding
securities, in order to
determine our auditing
procedures for the purpose
of expressing our opinion
on the financial statements
and to comply with the
requirements of Form N-SAR,
not to provide assurance
on the internal control.

The management of the Fund
is responsible for
establishing and maintaining
internal control.  In
fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits
and related costs of
controls.  Generally,
controls that are relevant
to an audit pertain to the
entity's objective of
preparing financial statements
for external purposes that
are fairly presented in
conformity with accounting
principles generally
accepted in the United States
of America. Those controls
include the safeguarding of
assets against unauthorized
acquisition, use, or
disposition.

Because of inherent limitations
in internal control, error or
fraud may occur and not be
detected.  Also, projection of
any evaluation of internal
control to future periods is
subject to the risk that it
may become inadequate because
of changes in conditions or
that the effectiveness of
the design and operation
may deteriorate.

Our consideration of the
internal control would not
necessarily disclose all
matters in the internal
control that might be material
weaknesses under standards
established by the American
Institute of
Certified Public Accountants
..  A material weakness is a
condition in which the design
or operation of one or more
of the internal control
components does not reduce to
a relatively low level the
risk that misstatements caused
by error or fraud in amounts
that would be material in
relation to the financial
statements being audited may
occur and not be detected
within a timely period by
employees in the normal
course of performing their
assigned functions.  However,
we noted no matters involving
the internal control and its
operation, including controls
for safeguarding securities
that we consider to be
material weaknesses as
defined above as of December
31, 2001.

This report is intended
solely for the information and
use of management, the Board
of Trustees of the Fund, and
the Securities and Exchange
Commission and is not intended
to be and should not be used
by anyone other than these
specified parties.



New York, New York
February 8, 2002